============================================================================



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  March 3, 2005


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)




           Delaware                      333-36804             56-2156823
-------------------------------   ----------------------  ------------------
(State or Other Jurisdiction of   Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


=============================================================================

The information set forth in this Current Report on Form 8-K under "Item
7.01 Regulation FD Disclosure" and "Item 9.01 Financial Statements and Exhibits," including in each case the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


ITEM 7.01  Regulation FD Disclosure

    On March 3, 2005, Madison River Capital, LLC ("MRCL") announced that its subsidiary, Madison River Communications, LLC, had entered into a Consent Decree with the Federal Communications Commission ("FCC") on behalf of itself, MRCL's parent company, Madison River Telephone Company, LLC ("MRTC"), and the affiliated companies under the common control and ownership of MRTC (collectively "Madison River"). The purpose of the Consent Decree was to resolve an investigation by the Enforcement Bureau of the FCC into allegations that Madison River was blocking ports used for Voice over Internet Protocol ("VoIP") applications, thereby affecting customers' ability to use VoIP through one or more VoIP service providers. Under the terms of the Consent Decree, Madison River agreed to pay $15,000.00 and that it shall not block ports used for VoIP applications or otherwise prevent customers from using VoIP applications. A copy of the Consent Decree is attached hereto as Exhibit 99.1 and incorporated herein by reference. MRCL anticipates that the FCC will issue an Order adopting the Consent Decree on or about March 4, 2005.

    MRCL also announced that it believes the Consent Decree will not have a material impact on its financial position, results of operations or cash flows.

    Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements. These statements involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statements. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 9.01  Financial Statements and Exhibits

     (c)  Exhibits

          99.1 - Consent Decree entered into with the Federal Communications Commission on March 3, 2005.



                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MADISON RIVER CAPITAL, LLC


Date:  March 3, 2005          /s/  PAUL H. SUNU
                                  ------------------------------------------

                                  Name:   Paul H. Sunu
                                  Title:  Managing Director, Chief Financial
                                            Officer and Secretary

                                EXHIBIT INDEX

  Exhibit
  Number                         Description
  -------     ---------------------------------------------------------------

    99.1      Consent Decree entered into with the Federal Communications
                Commission on March 3, 2005.